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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
February 27, 2025
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Palantir Technologies Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39540	68-0551851
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1200 17th Street, Floor 15
Denver, Colorado 80202
(Address of principal executive offices and zip code)

(720) 358-3679
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	PLTR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously reported, David Glazer, Chief Financial Officer and Treasurer of Palantir Technologies Inc. (the “Company”), assumed the responsibilities of principal accounting officer on an interim basis, effective February 25, 2025 following the resignation of Heather Planishek as Chief Accounting Officer of the Company.
On February 27, 2025, the Board of Directors of the Company (the “Board”) welcomed back Jeffrey Buckley as the Chief Accounting Officer of the Company and designated him as the principal accounting officer, to be effective on March 24, 2025 (the “Effective Time”). In connection with Mr. Buckley’s appointment, Mr. Glazer will cease to be the principal accounting officer of the Company, but will continue his role as Chief Financial Officer and Treasurer, following the Effective Time.
Mr. Buckley, age 41, most recently served as the Chief Accounting Officer of Human Interest, a private financial services company. Prior to joining Human Interest, Mr. Buckley worked at the Company as Chief Accounting Officer from September 2020 through February 2023 and prior to that, worked in various capacities at Zynga, serving as Chief Accounting Officer from 2017 to September 2020. Mr. Buckley is also a Certified Public Accountant.
Mr. Buckley will receive an annual base salary of $400,000. Additionally, subject to the terms and conditions of the Company’s 2020 Equity Incentive Plan and the forms of award agreements thereunder, Mr. Buckley will receive a restricted stock unit award upon the start of his service as Chief Accounting Officer that will cover $3,500,000 worth of shares of the Company’s Class A common stock. Such award is scheduled to vest as to 1/7 of the award per quarter for four quarters, beginning in the second quarter of 2025, and 1/28 of the award each quarter thereafter, subject to his continued service with the Company or any parent or subsidiary of the Company.
In connection with Mr. Buckley’s appointment as Chief Accounting Officer, the Company expects to enter into its form of indemnification agreement with him.
There are no family relationships between Mr. Buckley and any director or executive officer of the Company, and no transactions involving Mr. Buckley that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2025	Palantir Technologies Inc.

	By:	/s/ Alexander C. Karp
Alexander C. Karp
Chief Executive Officer